UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2010
Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 East Hamilton Avenue
Campbell, California 95008
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (408) 558-3700
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
On March 4, 2010, Move, Inc. (the “Company”) conducted, by webcast and telephone, a discussion regarding the Company’s announcement, by press release issued the same day, of its financial results for the fourth quarter and year ended December 31, 2009. A copy of a transcript of that discussion is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Transcript of the Company’s webcast and telephonic discussion on March 4, 2010, regarding the Company’s announcement, by press release issued the same day, of its financial results for the fourth quarter and year ended December 31, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.
Date: March 9, 2010	By:	/s/ Robert J. Krolik
Robert J. Krolik
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of the Company’s webcast and telephonic discussion on March 4, 2010, regarding the Company’s announcement, by press release issued the same day, of its financial results for the fourth quarter and year ended December 31, 2009